SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

June 22, 2004

WORLD OMNI AUTO RECEIVABLES LLC

(Exact name of registrant and grantor of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2004–A

(Issuer with respect to the Securities)

Delaware

(State or other Jurisdiction of Incorporation)

333-100621

(Commission File Number)

52-2184798

(Registrant’s I.R.S. Employer Identification No.)

World Omni Auto Receivables LLC

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Exhibit Index appears on Page 4

Item 5. Other Events

On June 22, 2004, the registrant made available to prospective investors a series term sheet setting forth a description of the preliminary pool of receivables and the proposed structure of $840,000,000 aggregate principal amount of Series 2004–A Auto Receivables Backed Notes, Class A–1, Class A–2, Class A–3, Class A–4 and Class B, of the World Omni Auto Receivables Trust 2004–A. The series term sheet is attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99	Series Term Sheet dated June 22, 2004 with respect to the proposed issuance of the Series 2004–A Auto Receivables Backed Notes, Class A–1, Class A–2, Class A–3, Class A–4 and Class B, of World Omni Auto Receivables Trust 2004–A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC
(Registrant)

	By:	/s/ Alan Kirschenbaum
Dated: June 22, 2004		Alan Kirschenbaum
	Its:	Assistant Treasurer

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INDEX OF EXHIBITS

Exhibit No.	Exhibit
Exhibit 99	Series Term Sheet dated June 22, 2004 with respect to the proposed issuance of the Series 2004–A Auto Receivables Backed Notes, Class A–1, Class A–2, Class A–3, Class A–4 and Class B, of World Omni Auto Receivables Trust 2004–A.

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